UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  August 31

Date of reporting period: September 1, 2007 through August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2008

Undiscovered

Managers

Funds

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Undiscovered Managers Small Cap Growth Fund	8
Schedules of Portfolio Investments	10
Financial Statements	16
Financial Highlights	26
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Trustees	43
Officers	45
Schedule of Shareholder Expenses	46
Tax Letter	48
Board Approval of Investment Advisory Agreements	49

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. Although the Funds in this report are not money market funds, the Funds use JPMorgan money market funds as a short term investment vehicle. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

Even though we believe it is highly unlikely that the insurance will be necessary for our funds, we want to reassure our investors that their money market funds will continue to provide safety and liquidity for their cash investments.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1997
Fiscal Year End	August 31
Net Assets as of 8/31/2008 (In Thousands)	$92,923
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital,* returned –12.28%** (Institutional Class Shares) for the 12 months ended August 31, 2008, compared to the –5.43% return for the Russell 2500 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due largely to its overall sector allocation, which accounted for nearly 85% of the performance shortfall. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

Specifically, the Fund typically overweights the consumer discretionary and information technology sectors. We use large earnings surprises as a primary catalyst, and these surprises are more prevalent in innovative, volatile sectors. Overweights in these two sectors cost the Fund nearly 3% in relative performance. The second stage of the strategy is to attempt to identify whether large earnings surprises are driven by company-specific factors. We typically underweight the energy and materials sectors, where most surprises are driven by changes in the underlying commodity price as opposed to some company-specific event. Therefore, the Fund is less likely to find opportunities in these areas. Underweights in these two sectors cost the Fund nearly 2.25% relative to the benchmark. Stock selection in information technology also hurt returns, but was essentially offset by strong stock selection in consumer discretionary and healthcare, the two other sectors where we find the most opportunities. Information technology names that performed poorly during the period included NVIDIA Corp., which had been one of the Fund’s largest holdings, and Sigma Designs Inc., another relatively large position. Both were sold after missing earnings expectations.

On the positive side, individual consumer discretionary and healthcare stocks, such as Intuitive Surgical Inc. and priceline.com Inc., contributed to performance. Both companies had very strong years where they continued to produce earnings surprises and large estimate revisions by analysts after they were purchased. As a result, these names were rewarded by the market.

Q:	HOW WAS THE FUND MANAGED?

A:	In managing the Fund, we (the Fund’s sub-advisor, Fuller and Thaler Asset Management, Inc.) looked for stocks that we believed were mispriced based on behavioral biases, exploiting those with new, positive information but overlooked by analysts and market participants. Turnover increased during the past 12 months, which was not surprising given the increased volatility in the market, which helped produce more opportunities. The coming quarters will determine whether these stocks will outperform, but the important distinction is that there are always companies exceeding the market’s expectations. Over a full market cycle, we expect that the Fund’s performance will likely be driven by security selection, as the effects on performance from the consistent sector tilts will likely neutralize over time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Intuitive Surgical, Inc.	4.4%
2.	priceline.com, Inc.	4.1
3.	Illumina, Inc.	4.0
4.	Warnaco Group, Inc. (The)	3.8
5.	Energy Conversion Devices, Inc.	3.1
6.	Sybase, Inc.	3.0
7.	Copart, Inc.	2.9
8.	Marvel Entertainment, Inc.	2.8
9.	STERIS Corp.	2.5
10.	Invitrogen Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	31.7%
Health Care	27.2
Information Technology	23.3
Industrials	13.0
Telecommunication Services	2.8
Financials	2.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(12.60)%	6.09%	8.17%
With Sales Charge*		(17.20)	4.95	7.59
CLASS B SHARES	6/4/04
Without CDSC		(13.06)	5.63	7.94
With CDSC**		(18.06)	5.31	7.94
CLASS C SHARES	6/4/04
Without CDSC		(13.06)	5.63	7.94
With CDSC***		(14.06)	5.63	7.94
INSTITUTIONAL CLASS SHARES	12/31/97	(12.28)	6.45	8.50
INVESTOR CLASS SHARES	7/31/98	(12.59)	6.10	8.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 28, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2008 (In Thousands)	$80,951
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation,* returned –17.79%** (Institutional Class Shares) for the 12 months ended August 31, 2008, compared to the –7.52% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial, healthcare and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

We bought early into financial names as a result of insider purchases (i.e., open-market purchases of company stock by corporate employees), which can be an early indicator of a stock’s appreciation potential, and represent a key catalyst in the Fund’s strategy. Several banks were added to the Fund as a result of this signal since the credit market collapsed in August 2007. This helped the Fund in getting closer to the benchmark weight. However, using insider purchases as a catalyst for buying some names was the most significant negative contributor overall during the year, accounting for nearly half of the Fund’s underperformance. At the individual stock level, Citizens Republic Bancorp Inc., South Financial Group Inc. and Conseco Inc. were all examples of situations when company insiders purchased shares well in advance of their stock’s bottom and the result was underperformance. This is a risk of using insider buys as a catalyst, as insiders are often early in their purchases (due to restrictions on when they can buy, etc.). However, we believe each of these stocks represented strong opportunities in the financial sector for patient investors going forward.

On the positive side, stock selection in the consumer discretionary, consumer staples and information technology sectors helped returns, mitigating the negative impact of being overweight these sectors. At the individual stock level, Marvel Entertainment Inc., Informatica Corp. and Rent-A-Center Inc. all saw stock buybacks or corporate insiders buying stock at more opportune times, which were subsequently followed by strong appreciation in the stock price.

Q:	HOW WAS THE FUND MANAGED?

A:	We (the Fund’s sub-advisor, Fuller and Thaler Asset Management, Inc.) continued to look for companies that have underperformed for an extended period of time but shown credible evidence of turning around their operations. Indications of a turnaround included insider buying and stock repurchases. The Fund continued to show higher-than-usual turnover during the 12-month period. We were encouraged by this trend because it reflected an increased level of buying opportunities (stemming from insider buying) in the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	South Financial Group, Inc. (The)	2.4%
2.	Jackson Hewitt Tax Service, Inc.	2.1
3.	Newpark Resources	2.1
4.	Broadridge Financial Solutions, Inc.	2.0
5.	WebMD Health Corp., Class A	1.9
6.	Southern Union Co.	1.9
7.	McCormick & Co., Inc. (Non-Voting)	1.9
8.	MTS Systems Corp.	1.9
9.	Zenith National Insurance Corp.	1.7
10.	Citizens Republic Bancorp, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	28.8%
Information Technology	24.5
Consumer Discretionary	14.3
Energy	8.6
Health Care	7.7
Consumer Staples	6.4
Industrials	5.2
Materials	2.5
Utilities	1.7
Short-Term Investment	0.3

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(18.02)%	6.98%	11.74%
With Sales Charge*		(22.33)	5.84	11.12
CLASS B SHARES	6/4/04
Without CDSC		(18.36)	6.55	11.50
With CDSC**		(23.36)	6.24	11.50
CLASS C SHARES	6/4/04
Without CDSC		(18.37)	6.54	11.50
With CDSC***		(19.37)	6.54	11.50
INSTITUTIONAL CLASS SHARES	12/28/98	(17.79)	7.18	11.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/28/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 28, 1998.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from December 28, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2008 (In Thousands)	$113,808
Primary Benchmark	MSCI U.S. REIT Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income,* returned –6.78%** (Institutional Class Shares) for the 12 months ended August 31, 2008, compared to the –7.66% return for the MSCI US REIT Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the retail and office/industrial sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, an underweight in General Growth Properties Inc., which owns a higher-quality portfolio of regional malls, contributed to performance. The company fell prey to softening in retail fundamentals and its own balance sheet, which was plagued by high absolute leverage and a worrisome amount of debt maturing in the near term. Additionally, the company reported lower-than-expected second-quarter results in 2008 and reduced its guidance for full-year funds from operations following a softening in fundamentals. An overweight in Alexandria Real Estate Equities Inc., an office-biotechnology real estate investment trust (REIT), also helped returns. Investors favored the stock due to its singular focus on life-science and biotechnology property. The company’s shares rose as it repeatedly reported earnings that met or beat consensus estimates, driven by a combination of solid acquisitions and strong rent and cash flow growth.

On the negative side, stock selection in the residential and self-storage sectors hurt returns. At the individual stock level, Hospitality Properties Trust, which invests in income-producing real estate with an emphasis on hotel properties, detracted from performance. The company’s largest tenant, TravelCenters of America, reported significant difficulties in meeting its rental obligation due to the accelerating slowdown in the trucking industry. Because TravelCenters of America may have to restructure its rental agreement due to their possible inability to make contractual rent payments, investors became concerned about Hospitality Properties’ ability to meet its earnings guidance and dividend payment. An underweight in Equity Residential, a large-cap owner of a national apartment portfolio, also hurt returns. The company’s stock benefited from two key factors. First, the apartment sector’s access to relatively inexpensive financing from Fannie Mae and Freddie Mac led to significant outperformance. Second, investors viewed the company’s small development pipeline as a positive factor due to their concerns that the softening job market would make leasing new space a challenge. We maintained an underweight in Equity Residential, as we preferred to invest in apartment names with more attractive valuations and B-quality portfolios. In particular, we favored names well-positioned to benefit from more stable job growth in markets, such as Texas and Colorado, and from low turnover among lower-income renters still unwilling or unable to purchase homes.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to achieve consistent long-term returns (appreciation and income) that exceeded the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and valued REITs using a proprietary dividend discount model. Stock selection, not sector bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	10.0%
2.	Kimco Realty Corp.	6.1
3.	ProLogis	6.1
4.	Vornado Realty Trust	4.4
5.	AvalonBay Communities, Inc.	4.3
6.	Boston Properties, Inc.	3.9
7.	Developers Diversified Realty Corp.	3.7
8.	Duke Realty Corp.	3.7
9.	Liberty Property Trust	3.7
10.	Apartment Investment & Management Co.	3.4

PORTFOLIO COMPOSITION BY SECTOR***

Diversified	18.3%
Shopping Centers	15.5
Regional Malls	15.0
Multifamily	13.6
Office	11.0
Industrial	9.2
Health Care	6.4
Storage	4.0
Hotels	3.6
Others (each less than 1.0%)	0.8
Short-Term Investment	2.6

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

6   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(7.18)%	15.20%	14.48%
With Sales Charge*		(12.05)	13.97	13.86
CLASS B SHARES	6/4/04
Without CDSC		(7.55)	14.74	14.25
With CDSC**		(12.55)	14.50	14.25
CLASS C SHARES	6/4/04
Without CDSC		(7.60)	14.73	14.24
With CDSC***		(8.60)	14.73	14.24
CLASS R5 SHARES****	5/15/06	(6.74)	15.63	14.69
INSTITUTIONAL CLASS SHARES	1/1/98	(6.78)	15.61	14.68

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the Class R5 Shares prior to its inception date are calculated using the historical expenses of the Institutional Class Shares, which are different than the expenses of the Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI U.S. REIT Index is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   7

Undiscovered Managers Small Cap Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 2, 2000
Fiscal Year End	August 31
Net Assets as of 8/31/2008 (In Thousands)	$29,195
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation,* returned –31.43%** (Institutional Class Shares) for the 12 months ended August 31, 2008, compared to the –3.79% return for the Russell 2000 Growth Index for the same period.

Mazama Capital Management, Inc. was responsible for fund management through July 30, 2008. Effective July 31, 2008, J.P. Morgan Investment Management Inc. assumed responsibility for the day-to-day investment management of the Fund, replacing Mazama Capital Management, Inc.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, technology and healthcare sectors. At the individual stock level, shoemaker Crocs detracted from performance. The company underwent a transition this year, working to fine tune its manufacturing and inventory. Affymetrix, a genetic research company, also hurt returns. The company missed its first-quarter earnings expectations. Medarex, Inc., a biopharmaceutical company, detracted from results. The company’s shares declined after it reported a second-quarter loss that widened due to lower revenue and a charge related to its affiliate. Diodes, Inc., a manufacturer of components for electronics and computing products, also hindered performance after experiencing declining earnings.

On the positive side, stock selection in the autos/ transportation, financial service and consumer staples sector helped returns. At the individual stock level, Illumina, Inc., a genetic research company, contributed to performance. The stock rallied after the company reached a favorable settlement with Affymetrix. Chart Industries, Inc., a manufacturer of equipment for liquid nitrogen gas, also aided returns. The demand for liquid nitrogen gas and additional liquefaction plant construction bolstered the stock. Kaydon Corp., an industrial products manufacturer, contributed to performance. The company’s shares advanced after it reported increased second-quarter income due to strength in its wind energy business. Meridian Bioscience Inc., a life science company, also helped returns. The company affirmed fiscal 2008 earnings guidance and announced expectations for profit growth in the next fiscal year, citing higher sales of its diagnostic testing equipment.

Q:	HOW WAS THE FUND MANAGED?

A:	Mazama Capital Management, Inc.: For the majority of the period, we focused on companies with the potential to increase revenue, earnings and cash flow by achieving strong unit growth. The Fund’s sector weights reflected the areas we believed had the most attractive growth companies with the best sustainable business models. We used our proprietary price performance model to identify and track companies that appeared to be in the best position to advance during the next three years. We anticipated that an emphasis on high-growth companies that continued to successfully execute their business plans should reward the Fund accordingly, as investors begin to focus their attention on company fundamentals.

J.P. Morgan Investment Management Inc.:  During the later part of the period, we employed a bottom-up approach to stock selection, constructing the Fund based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, led by highly motivated and talented management. We subjected each potential investment to rigorous financial analysis. We believe a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ViaSat, Inc.	2.6%
2.	Wabtec Corp.	2.5
3.	Penn Virginia Corp.	2.5
4.	Art Technology Group, Inc.	2.5
5.	Taleo Corp., Class A	2.5
6.	Kaydon Corp.	2.4
7.	HEICO Corp.	2.3
8.	Meridian Bioscience, Inc.	2.3
9.	Microsemi Corp.	2.2
10.	Neutral Tandem, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.6%
Health Care	22.5
Industrials	20.9
Consumer Discretionary	16.1
Energy	7.8
Financials	5.7
Others (each less than 1.0%)	0.5
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

8   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(31.67)%	(2.30)%	(4.94)%
With Sales Charge*		(35.26)	(3.35)	(5.58)
INSTITUTIONAL CLASS SHARES	10/2/00	(31.43)	(1.99)	(4.75)

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/2/00 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 2, 2000.

Returns for Class A Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from October 2, 2000 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.5%
	Common Stocks — 101.5%
	Aerospace & Defense — 1.5%
26	Triumph Group, Inc.	1,423
	Auto Components — 1.9%
34	Fuel Systems Solutions, Inc. (a)	1,773
	Biotechnology — 5.8%
42	Alexion Pharmaceuticals, Inc. (a)	1,871
47	Martek Biosciences Corp. (a)	1,560
19	United Therapeutics Corp. (a)	1,963
		5,394
	Commercial Services & Supplies — 5.1%
29	Brink’s Co. (The)	2,024
62	Copart, Inc. (a)	2,737
		4,761
	Communications Equipment — 6.0%
107	Riverbed Technology, Inc. (a)	1,818
129	Starent Networks Corp. (a)	1,782
120	Tekelec (a)	1,966
		5,566
	Consumer Finance — 2.0%
45	Cash America International, Inc.	1,871
	Electrical Equipment — 5.1%
39	Energy Conversion Devices, Inc. (a)	2,894
42	II-VI, Inc. (a)	1,831
		4,725
	Health Care Equipment & Supplies — 13.3%
88	American Medical Systems Holdings, Inc. (a)	1,574
14	Intuitive Surgical, Inc. (a)	4,104
54	Masimo Corp. (a)	2,142
63	STERIS Corp.	2,317
83	Thoratec Corp. (a)	2,211
		12,348
	Health Care Providers & Services — 2.1%
31	Universal Health Services, Inc., Class B	1,915
	Hotels, Restaurants & Leisure — 6.3%
56	Bally Technologies, Inc. (a)	1,917
19	Bob Evans Farms, Inc.	530
39	CEC Entertainment, Inc. (a)	1,343
39	Panera Bread Co., Class A (a)	2,080
		5,870
	Household Durables — 1.9%
49	Tupperware Brands Corp.	1,764
	Internet & Catalog Retail — 4.1%
41	priceline.com, Inc. (a)	3,840
	Internet Software & Services — 2.3%
96	Websense, Inc. (a)	2,176
	Life Sciences Tools & Services — 6.5%
43	Illumina, Inc. (a)	3,738
53	Invitrogen Corp. (a)	2,259
		5,997
	Machinery — 1.4%
50	Titan International, Inc.	1,347
	Media — 2.9%
79	Marvel Entertainment, Inc. (a)	2,665
	Multiline Retail — 2.2%
52	Dollar Tree, Inc. (a)	2,010
	Semiconductors & Semiconductor Equipment — 8.2%
159	Integrated Device Technology, Inc. (a)	1,679
293	LSI Corp. (a)	1,946
58	NetLogic Microsystems, Inc. (a)	2,007
205	ON Semiconductor Corp. (a)	1,941
		7,573
	Software — 7.1%
40	ANSYS, Inc. (a)	1,792
45	Concur Technologies, Inc. (a)	1,969
83	Sybase, Inc. (a)	2,866
		6,627
	Specialty Retail — 5.4%
59	Aeropostale, Inc. (a)	2,064
119	Foot Locker, Inc.	1,939
28	Genesco, Inc. (a)	1,032
		5,035
	Textiles, Apparel & Luxury Goods — 7.5%
12	Deckers Outdoor Corp. (a)	1,365
73	True Religion Apparel, Inc. (a)	1,979
70	Warnaco Group, Inc. (The) (a)	3,584
		6,928
	Wireless Telecommunication Services — 2.9%
177	Centennial Communications Corp. (a)	1,348
81	Syniverse Holdings, Inc. (a)	1,351
		2,699
	Total Investments — 101.5% (Cost $79,527)	94,307
	Liabilities in Excess of Other Assets — (1.5)%	(1,384)
	NET ASSETS — 100.0%	$92,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.4%
	Common Stocks — 100.4%
	Aerospace & Defense — 0.5%
17	BE Aerospace, Inc. (a)	414
	Capital Markets — 2.5%
70	Apollo Investment Corp.	1,246
24	Investment Technology Group, Inc. (a)	758
		2,004
	Commercial Banks — 15.4%
72	AMCORE Financial, Inc.	633
18	Bancorp, Inc. (The) (a)	82
10	Banner Corp.	101
94	Boston Private Financial Holdings, Inc.	840
42	Capitol Bancorp Ltd.	638
384	Citizens Republic Bancorp, Inc.	1,407
15	City Holding Co.	627
156	Colonial BancGroup, Inc. (The)	985
124	First Horizon National Corp.	1,397
48	Harleysville National Corp.	704
70	Mercantile Bank Corp.	601
86	Midwest Banc Holdings, Inc.	479
12	Park National Corp.	740
286	South Financial Group, Inc. (The)	1,947
80	Temecula Valley Bancorp, Inc.	411
35	Western Alliance Bancorp (a)	450
16	Zions Bancorp	427
		12,469
	Communications Equipment — 4.7%
50	Adtran, Inc.	1,145
59	Avocent Corp. (a)	1,391
367	Extreme Networks, Inc. (a)	1,284
		3,820
	Construction & Engineering — 2.8%
75	Dycom Industries, Inc. (a)	1,194
29	Granite Construction, Inc.	1,064
		2,258
	Diversified Consumer Services — 3.9%
75	Career Education Corp. (a)	1,406
101	Jackson Hewitt Tax Service, Inc.	1,742
		3,148
	Electric Utilities — 1.7%
31	Allegheny Energy, Inc.	1,392
	Electronic Equipment, Instruments & Components — 2.8%
20	Littelfuse, Inc. (a)	713
37	MTS Systems Corp.	1,518
		2,231
	Energy Equipment & Services — 4.9%
195	Newpark Resources (a)	1,676
13	SEACOR Holdings, Inc. (a)	1,102
54	Tetra Technologies, Inc. (a)	1,200
		3,978
	Food Products — 4.4%
138	Del Monte Foods Co.	1,176
38	McCormick & Co., Inc. (Non-Voting)	1,529
26	Sanderson Farms, Inc.	888
		3,593
	Health Care Equipment & Supplies — 1.0%
22	STERIS Corp.	794
	Health Care Providers & Services — 2.8%
169	Health Management Associates, Inc., Class A (a)	984
46	Health Net, Inc. (a)	1,272
		2,256
	Hotels, Restaurants & Leisure — 3.1%
24	CEC Entertainment, Inc. (a)	834
118	Ruby Tuesday, Inc.	825
170	Shuffle Master, Inc. (a)	855
		2,514
	Insurance — 3.7%
132	Conseco, Inc. (a)	1,188
19	Presidential Life Corp.	349
37	Zenith National Insurance Corp.	1,424
		2,961
	Internet Software & Services — 3.9%
44	EarthLink, Inc. (a)	414
92	ValueClick, Inc. (a)	1,181
49	WebMD Health Corp., Class A (a)	1,564
		3,159
	IT Services — 6.2%
82	Broadridge Financial Solutions, Inc.	1,633
89	Convergys Corp. (a)	1,316
32	Gartner, Inc. (a)	835
55	Heartland Payment Systems, Inc.	1,234
		5,018

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.6%
34	DreamWorks Animation SKG, Inc., Class A (a)	1,078
30	Marvel Entertainment, Inc. (a)	999
		2,077
	Metals & Mining — 2.5%
29	Commercial Metals Co.	765
36	RTI International Metals, Inc. (a)	1,231
		1,996
	Oil, Gas & Consumable Fuels — 3.7%
73	Alon USA Energy, Inc.	893
59	Southern Union Co.	1,540
31	Tesoro Corp.	566
		2,999
	Personal Products — 2.0%
13	Chattem, Inc. (a)	911
75	Prestige Brands Holdings, Inc. (a)	710
		1,621
	Pharmaceuticals — 4.0%
68	Par Pharmaceutical Cos., Inc. (a)	965
62	Sciele Pharma, Inc.	1,204
72	ViroPharma, Inc. (a)	1,058
		3,227
	Real Estate Investment Trusts (REITs) — 4.6%
50	CapLease, Inc.	413
52	Franklin Street Properties Corp.	658
41	Inland Real Estate Corp.	612
84	Kite Realty Group Trust	1,025
73	Sunstone Hotel Investors, Inc.	1,034
		3,742
	Road & Rail — 0.6%
65	Avis Budget Group, Inc. (a)	494
	Software — 7.1%
59	ACI Worldwide, Inc. (a)	1,073
56	Fair Isaac Corp.	1,303
67	Informatica Corp. (a)	1,137
151	Lawson Software, Inc. (a)	1,222
79	MSC.Software Corp. (a)	1,029
		5,764
	Specialty Retail — 2.2%
70	Charlotte Russe Holding, Inc. (a)	821
43	Rent-A-Center, Inc. (a)	965
		1,786
	Textiles, Apparel & Luxury Goods — 2.6%
26	Columbia Sportswear Co.	1,058
54	Jones Apparel Group, Inc.	1,079
		2,137
	Thrifts & Mortgage Finance — 2.9%
111	Franklin Bank Corp. (a)	63
107	MGIC Investment Corp.	900
99	NewAlliance Bancshares, Inc.	1,363
		2,326
	Trading Companies & Distributors — 1.3%
108	RSC Holdings, Inc. (a)	1,095
	Total Long-Term Investments (Cost $84,720)	81,273
Short-Term Investment — 0.3%
	Investment Company — 0.3%
275	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $275)	275
	Total Investments — 100.7% (Cost $84,995)	81,548
	Liabilities in Excess of Other Assets — (0.7)%	(597)
	NET ASSETS — 100.0%	$80,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Diversified — 18.1%
113	Colonial Properties Trust	2,146
66	Digital Realty Trust, Inc.	3,041
165	Duke Realty Corp.	4,138
42	DuPont Fabros Technology, Inc.	736
362	Huntingdon Real Estate Investment Trust, (Canada)	545
64	Lexington Realty Trust	948
109	Liberty Property Trust	4,127
50	Vornado Realty Trust	4,953
		20,634
	Health Care — 6.3%
65	HCP, Inc.	2,358
103	Senior Housing Properties Trust	2,222
58	Ventas, Inc.	2,625
		7,205
	Hotels — 3.6%
43	Hospitality Properties Trust	967
217	Host Hotels & Resorts, Inc.	3,099
		4,066
	Industrial — 9.1%
54	AMB Property Corp.	2,446
117	DCT Industrial Trust, Inc.	870
11	First Potomac Realty Trust (m)	188
160	ProLogis	6,872
		10,376
	Multifamily — 13.5%
61	American Campus Communities, Inc.	1,837
108	Apartment Investment & Management Co.	3,841
49	AvalonBay Communities, Inc.	4,870
72	Camden Property Trust	3,505
24	Education Realty Trust, Inc.	263
9	Essex Property Trust, Inc.	1,056
		15,372
	Office — 10.9%
35	Alexandria Real Estate Equities, Inc.	3,727
42	Boston Properties, Inc.	4,345
41	Brandywine Realty Trust	706
33	Kilroy Realty Corp.	1,647
44	Mack-Cali Realty Corp.	1,786
17	Maguire Properties, Inc.	189
		12,400
	Regional Malls — 14.9%
21	CBL & Associates Properties, Inc.	462
78	General Growth Properties, Inc.	2,021
52	Macerich Co. (The)	3,220
118	Simon Property Group, Inc.	11,202
		16,905
	Shopping Centers — 15.3%
124	Developers Diversified Realty Corp.	4,145
186	Kimco Realty Corp.	6,915
164	National Retail Properties, Inc.	3,710
38	Realty Income Corp.	981
52	Weingarten Realty Investors	1,722
		17,473
	Storage — 4.0%
15	Extra Space Storage, Inc.	239
41	Public Storage	3,630
18	Sovran Self Storage, Inc.	682
		4,551
	Wireless Telecommunication Services — 0.8%
23	Crown Castle International Corp. (a)	869
	Total Long-Term Investments (Cost $104,061)	109,851
Short-Term Investment — 2.6%
	Investment Company — 2.6%
2,890	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $2,890)	2,890
	Total Investments — 99.1% (Cost $106,951)	112,741
	Other Assets in Excess of Liabilities — 0.9%	1,067
	NET ASSETS — 100.0%	$113,808

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   13

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 122.8%
	Common Stocks — 122.8%
	Aerospace & Defense — 2.9%
24	HEICO Corp.	855
	Air Freight & Logistics — 0.7%
5	Hub Group, Inc., Class A (a)	216
	Auto Components — 1.4%
10	WABCO Holdings, Inc.	421
	Biotechnology — 3.9%
6	Alexion Pharmaceuticals, Inc. (a)	253
21	BioMarin Pharmaceutical, Inc. (a)	621
4	Myriad Genetics, Inc. (a)	252
		1,126
	Capital Markets — 4.1%
2	Affiliated Managers Group, Inc. (a)	190
23	Calamos Asset Management, Inc., Class A	489
8	Lazard Ltd., (Bermuda), Class A	335
10	Och-Ziff Capital Management Group LLC, Class A	178
		1,192
	Commercial Services & Supplies — 3.8%
14	Corrections Corp. of America (a)	359
4	Stericycle, Inc. (a)	261
14	Waste Connections, Inc. (a)	501
		1,121
	Communications Equipment — 6.7%
5	F5 Networks, Inc. (a)	174
40	Neutral Tandem, Inc. (a)	814
36	ViaSat, Inc. (a)	952
		1,940
	Computers & Peripherals — 1.6%
9	Synaptics, Inc. (a)	461
	Distributors — 2.6%
41	LKQ Corp. (a)	766
	Diversified Consumer Services — 2.2%
64	thinkorswim Group, Inc. (a)	639
	Diversified Financial Services — 2.0%
20	MSCI, Inc., Class A (a)	594
	Electrical Equipment — 5.7%
21	EnerSys (a)	576
5	General Cable Corp. (a)	266
18	GT Solar International, Inc. (a)	226
14	Powell Industries, Inc. (a)	605
		1,673
	Electronic Equipment, Instruments & Components — 1.1%
9	Flir Systems, Inc. (a)	314
	Energy Equipment & Services — 4.0%
4	Exterran Holdings, Inc. (a)	201
15	Hornbeck Offshore Services, Inc. (a)	643
5	Oceaneering International, Inc. (a)	331
		1,175
	Food & Staples Retailing — 0.7%
11	Susser Holdings Corp. (a)	196
	Health Care Equipment & Supplies — 7.9%
19	Hologic, Inc. (a)	397
7	IDEXX Laboratories, Inc. (a)	405
17	Masimo Corp. (a)	676
30	Meridian Bioscience, Inc.	841
		2,319
	Health Care Providers & Services — 6.1%
6	Coventry Health Care, Inc. (a)	203
5	DaVita, Inc. (a)	281
4	Genoptix, Inc. (a)	156
21	Psychiatric Solutions, Inc. (a)	793
12	VCA Antech, Inc. (a)	356
		1,789
	Health Care Technology — 3.7%
8	Cerner Corp. (a)	364
46	Omnicell, Inc. (a)	712
		1,076
	Hotels, Restaurants & Leisure — 2.9%
18	Bally Technologies, Inc. (a)	609
7	Scientific Games Corp., Class A (a)	223
		832
	Insurance — 1.0%
6	ProAssurance Corp. (a)	302
	Internet Software & Services — 6.1%
221	Art Technology Group, Inc. (a)	904
16	Bankrate, Inc. (a)	523
19	DealerTrack Holdings, Inc. (a)	341
		1,768
	IT Services — 2.2%
20	Syntel, Inc.	655
	Leisure Equipment & Products — 0.8%
10	Pool Corp.	233

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 4.8%
12	Bruker Corp. (a)	184
3	Covance, Inc. (a)	302
15	Icon plc, (Ireland), ADR (a)	615
4	Illumina, Inc. (a)	301
		1,402
	Machinery — 7.9%
4	Bucyrus International, Inc.	307
6	Graco, Inc.	217
16	Kaydon Corp.	864
16	Wabtec Corp.	916
		2,304
	Media — 1.9%
8	Morningstar, Inc. (a)	549
	Oil, Gas & Consumable Fuels — 5.7%
7	Cabot Oil & Gas Corp.	302
5	Concho Resources, Inc. (a)	155
5	Forest Oil Corp. (a)	302
14	Penn Virginia Corp.	907
		1,666
	Pharmaceuticals — 1.7%
52	Sucampo Pharmaceuticals, Inc., Class A (a)	497
	Professional Services — 2.7%
11	FTI Consulting, Inc. (a)	778
	Road & Rail — 1.6%
7	J.B. Hunt Transport Services, Inc.	259
6	Old Dominion Freight Line, Inc. (a)	203
		462
	Semiconductors & Semiconductor Equipment — 6.1%
21	Diodes, Inc. (a)	499
14	Hittite Microwave Corp. (a)	478
30	Microsemi Corp. (a)	814
		1,791
	Software — 7.1%
29	Magma Design Automation, Inc. (a)	146
17	NetSuite, Inc. (a)	281
47	Nuance Communications, Inc. (a)	741
37	Taleo Corp., Class A (a)	903
		2,071
	Specialty Retail — 0.6%
6	J Crew Group, Inc. (a)	169
	Textiles, Apparel & Luxury Goods — 7.8%
7	Deckers Outdoor Corp. (a)	773
62	Iconix Brand Group, Inc. (a)	799
26	True Religion Apparel, Inc. (a)	693
		2,265
	Trading Companies & Distributors — 0.8%
14	Beacon Roofing Supply, Inc. (a)	227
	Total Long-Term Investments (Cost $35,237)	35,844
Short-Term Investment — 2.4%
	Investment Company — 2.4%
695	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $695)	695
	Total Investments — 125.2% (Cost $35,932)	36,539
	Liabilities in Excess of Other Assets — (25.2)%	(7,344)
	NET ASSETS — 100.0%	$29,195

Percentages indicated are based on net assets.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund		Realty Income Fund		Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$94,307	$81,273		109,851		$35,844
Investments in affiliates, at value	—	275		2,890		695
Total investment securities, at value	94,307	81,548		112,741		36,539
Cash	—	—	(c)	133		—	(c)
Foreign currency, at value	—	—		121		—
Receivables:
Investment securities sold	1,174	198		821		181
Fund shares sold	81	37		1,497		131
Interest and dividends	16	50		132		10
Total Assets	95,578	81,833		115,445		36,861

LIABILITIES:
Payables:
Due to custodian	1,029	—		—		—
Investment securities purchased	1,011	501		1,393		107
Fund shares redeemed	430	202		58		7,453
Accrued liabilities:
Investment advisory fees	78	56		51		12
Administration fees	2	3		7		4
Shareholder servicing fees	1	2		5		—	(c)
Distribution fees	2	11		4		—	(c)
Custodian and accounting fees	5	4		11		2
Trustees’ and Chief Compliance Officer’s fees	1	1		—	(c)	—	(c)
Other	96	102		108		88
Total Liabilities	2,655	882		1,637		7,666
Net Assets	$92,923	$80,951		$113,808		$29,195

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
NET ASSETS:
Paid in capital	$98,468	$96,471	$117,758	$62,445
Accumulated undistributed (distributions in excess of) net investment income	(3)	(3)	(91)	(6)
Accumulated net realized gains (losses)	(20,322)	(12,070)	(9,644)	(33,851)
Net unrealized appreciation (depreciation)	14,780	(3,447)	5,785	607
Total Net Assets	$92,923	$80,951	$113,808	$29,195

Net Assets:
Class A	$3,424	$11,658	$8,414	$145
Class B	673	2,287	2,266	—
Class C	866	10,655	2,227	—
Class R5 (a)	—	—	15,214	—
Institutional Class	87,419	56,351	85,687	29,050
Investor Class	541	—	—	—
Total	$92,923	$80,951	$113,808	$29,195

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	139	483	784	22
Class B	28	97	213	—
Class C	36	451	210	—
Class R5 (a)	—	—	1,413	—
Institutional Class	3,447	2,307	7,961	4,387
Investor Class	22	—	—	—

Net Asset Value:
Class A — Redemption price per share	$24.56	$24.16	$10.73	$6.50
Class B — Offering price per share (b)	24.05	23.61	10.65	—
Class C — Offering price per share (b)	24.05	23.60	10.60	—
Class R5 (a) — Offering and redemption price per share	—	—	10.76	—
Institutional Class — Offering and redemption price per share	25.36	24.42	10.76	6.62
Investor Class — Offering and redemption price per share	24.58	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.92	$25.50	$11.32	$6.86

Cost of investments in non-affiliates	$79,527	$84,720	$104,061	$35,237
Cost of investments in affiliates	—	275	2,890	695
Cost of foreign currency	—	—	126	—

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2008

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$210	$1,553	$3,534	$357
Dividend income from affiliates (a)	57	47	86	134
Foreign taxes withheld	—	—	1	—
Total investment income	267	1,600	3,621	491
EXPENSES:
Investment advisory fees	1,100	1,267	806	1,392
Administration fees	116	121	108	147
Distribution fees:
Class A	12	49	16	1
Class B	6	22	16	—
Class C	8	117	16	—
Investor Class	16	—	—	—
Shareholder servicing fees:
Class A	12	49	16	1
Class B	2	8	5	—
Class C	3	39	5	—
Class R5 (b)	—	—	6	—
Institutional Class	105	83	85	147
Custodian and accounting fees	32	32	47	41
Interest expense	—	—	2	1
Professional fees	55	51	64	48
Trustees’ and Chief Compliance Officer’s fees	1	1	1	2
Printing and mailing costs	32	23	27	22
Registration and filing fees	77	52	79	48
Transfer agent fees	132	177	105	104
Other	26	22	19	20
Total expenses	1,735	2,113	1,423	1,974
Less amounts waived	(180)	(253)	(325)	(208)
Less earnings credits	(1)	(1)	— (c)	— (c)
Net expenses	1,554	1,859	1,098	1,766
Net investment income (loss)	(1,287)	(259)	2,523	(1,275)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	3,145	(11,859)	(3,845)	(27,410)
Foreign currency transactions	—	—	(1)	—
Net realized gain (loss)	3,145	(11,859)	(3,846)	(27,410)
Change in net unrealized appreciation (depreciation) of:
Investments	(18,243)	(16,131)	(7,723)	(27,937)
Foreign currency translations	—	—	(5)	—
Change in net unrealized appreciation (depreciation)	(18,243)	(16,131)	(7,728)	(27,937)
Net realized/unrealized gains (losses)	(15,098)	(27,990)	(11,574)	(55,347)
Change in net assets resulting from operations	$(16,385)	$(28,249)	$(9,051)	$(56,622)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,287)	$(1,363)	$(259)	$(1,083)
Net realized gain (loss)	3,145	21,348	(11,859)	26,445
Change in net unrealized appreciation (depreciation)	(18,243)	16,205	(16,131)	(8,591)
Change in net assets resulting from operations	(16,385)	36,190	(28,249)	16,771

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	(1,646)	(2,243)
Class B
From net realized gains	—	—	(250)	(247)
Class C
From net realized gains	—	—	(1,356)	(1,167)
Institutional Class
From net realized gains	—	—	(6,955)	(5,842)
Total distributions to shareholders	—	—	(10,207)	(9,499)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,224)	(20,522)	(58,262)	(36,525)

NET ASSETS
Change in net assets	(40,609)	15,668	(96,718)	(29,253)
Beginning of period	133,532	117,864	177,669	206,922
End of period	$92,923	$133,532	$80,951	$177,669
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(3)	$(3)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,523	$2,199	$(1,275)	$(2,811)
Net realized gain (loss)	(3,846)	28,270	(27,410)	31,617
Change in net unrealized appreciation (depreciation)	(7,728)	(21,637)	(27,937)	14,255
Change in net assets resulting from operations	(9,051)	8,832	(56,622)	43,061

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(148)	(81)	—	—
From return of capital	(19)	—	—	—
From net realized gains	(1,227)	(1,278)	(23)	(22)
Class B
From net investment income	(42)	(18)	—	—
From return of capital	(6)	—	—	—
From net realized gains	(492)	(464)	—	—
Class C
From net investment income	(38)	(14)	—	—
From return of capital	(5)	—	—	—
From net realized gains	(461)	(358)	—	—
Class R5 (a)
From net investment income	(331)	(100)	—	—
From return of capital	(43)	—	—	—
From net realized gains	(2,267)	(1,216)	—	—
Institutional Class
From net investment income	(2,133)	(2,136)	—	—
From return of capital	(280)	—	—	—
From net realized gains	(19,239)	(28,710)	(24,710)	(23,353)
Total distributions to shareholders	(26,731)	(34,375)	(24,733)	(23,375)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	27,696	(17,705)	(146,315)	(56,173)

NET ASSETS
Change in net assets	(8,086)	(43,248)	(227,670)	(36,487)
Beginning of period	121,894	165,142	256,865	293,352
End of period	$113,808	$121,894	$29,195	$256,865
Accumulated undistributed (distributions in excess of) net investment income	$(91)	$(41)	$(6)	$(4)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,802	$2,327	$2,506	$11,954
Dividends and distributions reinvested	—	—	1,446	2,008
Cost of shares redeemed	(2,733)	(1,068)	(22,833)	(14,989)
Change in net assets from Class A capital transactions	$69	$1,259	$(18,881)	$(1,027)

Class B
Proceeds from shares issued	$254	$280	$132	$768
Dividends and distributions reinvested	—	—	228	226
Cost of shares redeemed	(283)	(153)	(1,190)	(833)
Change in net assets from Class B capital transactions	$(29)	$127	$(830)	$161

Class C
Proceeds from shares issued	$566	$340	$1,376	$7,032
Dividends and distributions reinvested	—	—	1,077	874
Cost of shares redeemed	(423)	(284)	(9,244)	(3,431)
Change in net assets from Class C capital transactions	$143	$56	$(6,791)	$4,475

Institutional Class
Proceeds from shares issued	$19,152	$7,090	$20,668	$31,581
Dividends and distributions reinvested	—	—	6,660	5,588
Cost of shares redeemed	(33,018)	(26,293)	(59,088)	(24,747)
Redemption in-kind (See Note 8)	—	—	—	(52,556)
Change in net assets from Institutional Class capital transactions	$(13,866)	$(19,203)	$(31,760)	$(40,134)

Investor Class
Proceeds from shares issued	$1,617	$1,704	$—	$—
Cost of shares redeemed	(12,158)	(4,465)	—	—
Change in net assets from Investor Class capital transactions	$(10,541)	$(2,761)	$—	$—

Total change in net assets from capital transactions	$(24,224)	$(20,522)	$(58,262)	$(36,525)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
SHARE TRANSACTIONS:
Class A
Issued	99	89	93	354
Reinvested	—	—	54	62
Redeemed	(109)	(44)	(830)	(446)
Change in Class A Shares	(10)	45	(683)	(30)

Class B
Issued	9	11	5	23
Reinvested	—	—	9	7
Redeemed	(11)	(7)	(47)	(26)
Change in Class B Shares	(2)	4	(33)	4

Class C
Issued	20	13	51	212
Reinvested	—	—	41	27
Redeemed	(17)	(11)	(366)	(107)
Change in Class C Shares	3	2	(274)	132

Institutional Class
Issued	678	273	802	944
Reinvested	—	—	247	172
Redeemed	(1,259)	(1,089)	(2,307)	(760)
Redemption in-kind (See Note 8)	—	—	—	(1,643)
Change in Institutional Class Shares	(581)	(816)	(1,258)	(1,287)

Investor Class
Issued	57	67	—	—
Redeemed	(433)	(186)	—	—
Change in Investor Class Shares	(376)	(119)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,078	$5,911	$42	$63
Dividends and distributions reinvested	1,157	970	22	21
Cost of shares redeemed	(2,472)	(4,056)	(47)	(149)
Change in net assets from Class A capital transactions	$3,763	$2,825	$17	$(65)

Class B
Proceeds from shares issued	$752	$2,256	$—	$—
Dividends and distributions reinvested	512	445	—	—
Cost of shares redeemed	(907)	(1,248)	—	—
Change in net assets from Class B capital transactions	$357	$1,453	$—	$—

Class C
Proceeds from shares issued	$1,361	$2,687	$—	$—
Dividends and distributions reinvested	401	298	—	—
Cost of shares redeemed	(1,128)	(1,413)	—	—
Change in net assets from Class C capital transactions	$634	$1,572	$—	$—

Class R5 (a)
Proceeds from shares issued	$8,825	$3,925	$—	$—
Dividends and distributions reinvested	2,642	1,316	—	—
Cost of shares redeemed	(645)	(551)	—	—
Change in net assets from Class R5 capital transactions	$10,822	$4,690	$—	$—

Institutional Class
Proceeds from shares issued	$24,081	$15,620	$29,988	$30,653
Dividends and distributions reinvested	20,690	29,190	22,572	21,821
Cost of shares redeemed	(32,651)	(73,055)	(198,892)	(108,582)
Change in net assets from Institutional Class capital transactions	$12,120	$(28,245)	$(146,332)	$(56,108)

Total change in net assets from capital transactions	$27,696	$(17,705)	$(146,315)	$(56,173)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2008	Year Ended 8/31/2007	Year Ended 8/31/2008	Year Ended 8/31/2007
SHARE TRANSACTIONS:
Class A
Issued	452	328	5	6
Reinvested	109	58	2	2
Redeemed	(201)	(246)	(6)	(14)
Change in Class A Shares	360	140	1	(6)

Class B
Issued	67	126	—	—
Reinvested	49	26	—	—
Redeemed	(75)	(74)	—	—
Change in Class B Shares	41	78	—	—

Class C
Issued	117	151	—	—
Reinvested	39	18	—	—
Redeemed	(95)	(87)	—	—
Change in Class C Shares	61	82	—	—

Class R5 (a)
Issued	729	219	—	—
Reinvested	249	78	—	—
Redeemed	(60)	(31)	—	—
Change in Class R5 Shares	918	266	—	—

Institutional Class
Issued	2,089	890	3,615	2,896
Reinvested	1,948	1,729	2,430	2,096
Redeemed	(2,678)	(4,267)	(25,478)	(10,172)
Change in Institutional Class Shares	1,359	(1,648)	(19,433)	(5,180)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Class A
Year Ended August 31, 2008	$28.09	$(0.38	)(f)	$(3.15)	$(3.53)	$24.56
Year Ended August 31, 2007	20.88	(0.36	)(f)	7.57	7.21	28.09
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	20.88
Year Ended August 31, 2005	17.06	(0.30	)(f)	5.93	5.63	22.69
June 4, 2004 (e) through August 31, 2004	19.21	(0.06	)(f)	(2.09)	(2.15)	17.06

Class B
Year Ended August 31, 2008	27.64	(0.49	)(f)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	22.55
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	17.04

Class C
Year Ended August 31, 2008	27.64	(0.49	)(f)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	22.55
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	17.04

Institutional Class
Year Ended August 31, 2008	28.90	(0.29	)(f)	(3.25)	(3.54)	25.36
Year Ended August 31, 2007	21.41	(0.27	)(f)	7.76	7.49	28.90
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	21.41
Year Ended August 31, 2005	17.37	(0.21	)(f)	6.02	5.81	23.18
Year Ended August 31, 2004	18.55	(0.22	)(f)	(0.96)	(1.18)	17.37

Investor Class
Year Ended August 31, 2008	28.11	(0.38	)(f)	(3.15)	(3.53)	24.58
Year Ended August 31, 2007	20.89	(0.34	)(f)	7.56	7.22	28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89
Year Ended August 31, 2005	17.06	(0.27	)(f)	5.90	5.63	22.69
Year Ended August 31, 2004	18.27	(0.28	)(f)	(0.93)	(1.21)	17.06

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charges) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(12.57)%	$3,424	1.65%	(1.43)%	1.86%		136%
34.53	4,192	1.65	(1.42)	1.78		98
(7.98)	2,182	1.65	(1.35)	1.84		97
33.00	874	1.65	(1.40)	3.22		92
(11.19)	18	1.65	(1.45)	136.82	(g)	161

(12.99)	673	2.15	(1.93)	2.36		136
33.85	829	2.15	(1.92)	2.28		98
(8.43)	528	2.15	(1.85)	2.33		97
32.34	317	2.15	(1.89)	4.46		92
(11.30)	9	2.15	(1.95)	137.40	(g)	161

(12.99)	866	2.15	(1.93)	2.36		136
33.85	902	2.15	(1.92)	2.29		98
(8.43)	654	2.15	(1.85)	2.33		97
32.34	361	2.15	(1.89)	4.71		92
(11.30)	14	2.15	(1.95)	117.48	(g)	161

(12.25)	87,419	1.30	(1.07)	1.46		136
34.98	116,431	1.30	(1.07)	1.38		98
(7.64)	103,697	1.30	(0.99)	1.41		97
33.45	132,590	1.30	(1.03)	1.36		92
(6.36)	116,342	1.30	(1.14)	1.43		161

(12.56)	541	1.65	(1.35)	1.70		136
34.56	11,178	1.62	(1.40)	1.63		98
(7.93)	10,803	1.62	(1.31)	1.67		97
33.00	12,023	1.61	(1.34)	1.65		92
(6.62)	10,354	1.65	(1.48)	1.84		161

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value, end of period
Behavioral Value Fund
Class A
Year Ended August 31, 2008	$31.74	$(0.07	)(f)	$(5.46)	$(5.53)	$(2.05)	$24.16
Year Ended August 31, 2007	30.51	(0.22	)(f)	3.39	3.17	(1.94)	31.74
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	(1.73)	30.51
Year Ended August 31, 2005	26.05	(0.26	)(f)	6.75	6.49	(1.88)	30.66
June 4, 2004 (e) through August 31, 2004	27.33	(0.01)		(1.27)	(1.28)	—	26.05

Class B
Year Ended August 31, 2008	31.20	(0.20	)(f)	(5.34)	(5.54)	(2.05)	23.61
Year Ended August 31, 2007	30.16	(0.38	)(f)	3.36	2.98	(1.94)	31.20
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	(1.73)	30.16
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.73	6.33	(1.88)	30.48
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	26.03

Class C
Year Ended August 31, 2008	31.19	(0.20	)(f)	(5.34)	(5.54)	(2.05)	23.60
Year Ended August 31, 2007	30.14	(0.38	)(f)	3.37	2.99	(1.94)	31.19
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	(1.73)	30.14
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.72	6.32	(1.88)	30.47
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	26.03

Institutional Class
Year Ended August 31, 2008	31.97	(0.02	)(f)	(5.48)	(5.50)	(2.05)	24.42
Year Ended August 31, 2007	30.66	(0.15	)(f)	3.40	3.25	(1.94)	31.97
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	(1.73)	30.66
Year Ended August 31, 2005	26.06	(0.21	)(f)	6.78	6.57	(1.88)	30.75
Year Ended August 31, 2004	22.80	(0.12)		4.04	3.92	(0.66)	26.06

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(18.02)%	$11,658	1.60%	(0.26)%	1.94%		55%
10.30	37,003	1.60	(0.66)	1.86		55
5.30	36,503	1.60	(0.45)	1.84		34
25.44	18,035	1.60	(0.90)	2.05		55
(4.68)	283	1.60	(0.63)	26.30	(g)	63

(18.39)	2,287	2.10	(0.78)	2.46		55
9.77	4,070	2.10	(1.16)	2.36		55
4.76	3,799	2.10	(0.97)	2.34		34
24.82	2,176	2.10	(1.40)	2.65		55
(4.76)	103	2.10	(1.09)	54.76	(g)	63

(18.39)	10,655	2.10	(0.78)	2.45		55
9.81	22,617	2.10	(1.15)	2.36		55
4.72	17,860	2.10	(0.98)	2.34		34
24.78	11,929	2.10	(1.40)	2.51		55
(4.76)	159	2.10	(1.12)	27.38	(g)	63

(17.79)	56,351	1.40	(0.08)	1.55		55
10.52	113,979	1.40	(0.45)	1.46		55
5.49	148,760	1.40	(0.21)	1.43		34
25.75	111,088	1.40	(0.73)	1.53		55
17.38	63,120	1.40	(0.56)	1.76		63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2008	$15.54	$0.24	(g)	$(1.50)	$(1.26)	$(0.27)	$(3.25)	$(0.03)	$(3.55)
Year Ended August 31, 2007	18.51	0.18	(g)	0.70	0.88	(0.20)	(3.65)	—	(3.85)
Year Ended August 31, 2006	19.86	0.41	(g)	3.86	4.27	(0.56)	(5.06)	—	(5.62)
Year Ended August 31, 2005	21.26	0.22	(g)	4.40	4.62	(0.57)	(5.45)	—	(6.02)
June 4, 2004 (e) through August 31, 2004	18.88	0.05	(g)	2.33	2.38	—	—	—	—

Class B
Year Ended August 31, 2008	15.45	0.18	(g)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)
Year Ended August 31, 2007	18.44	0.09	(g)	0.71	0.80	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.83	0.32	(g)	3.83	4.15	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.11	(g)	4.42	4.53	(0.48)	(5.45)	—	(5.93)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(g)	2.27	2.35	—	—	—	—

Class C
Year Ended August 31, 2008	15.39	0.17	(g)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)
Year Ended August 31, 2007	18.39	0.09	(g)	0.70	0.79	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.79	0.32	(g)	3.82	4.14	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.12	(g)	4.40	4.52	(0.51)	(5.45)	—	(5.96)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(g)	2.27	2.35	—	—	—	—

Class R5 (f)
Year Ended August 31, 2008	15.55	0.29	(g)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(g)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
May 15, 2006 (e) through August 31, 2006	16.86	(0.06	)(g)	1.90	1.84	(0.19)	—	—	(0.19)

Institutional Class
Year Ended August 31, 2008	15.55	0.29	(g)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(g)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
Year Ended August 31, 2006	19.86	0.50	(g)	3.83	4.33	(0.62)	(5.06)	—	(5.68)
Year Ended August 31, 2005	21.22	0.40	(g)	4.30	4.70	(0.61)	(5.45)	—	(6.06)
Year Ended August 31, 2004	16.44	0.53	(g)	4.84	5.37	(0.55)	(0.04)	—	(0.59)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

30   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 10.73	(7.24)%	$8,414	1.40%		2.00%	1.67%		123%
15.54	3.40	6,581	1.40		1.01	1.55		202
18.51	27.17	5,253	1.40		2.31	1.84		166
19.86	25.01	2,953	1.40		1.16	2.94		179
21.26	12.61	116	1.40		0.97	51.41	(i)	82

10.65	(7.61)	2,266	1.91	(h)	1.50	2.17		123
15.45	2.88	2,650	1.90		0.53	2.05		202
18.44	26.46	1,719	1.90		1.84	2.34		166
19.83	24.47	766	1.90		0.57	2.57		179
21.23	12.45	11	1.90		1.74	123.94	(i)	82

10.60	(7.60)	2,227	1.91	(h)	1.46	2.17		123
15.39	2.85	2,298	1.90		0.55	2.05		202
18.39	26.46	1,232	1.90		1.81	2.34		166
19.79	24.43	402	1.90		0.65	3.01		179
21.23	12.45	11	1.90		1.74	123.94	(i)	82

10.76	(6.74)	15,214	0.92		2.50	1.23		123
15.55	3.82	7,692	0.95		1.45	1.10		202
18.51	10.97	4,246	0.95		(1.24)	1.30		166

10.76	(6.78)	85,687	0.97		2.40	1.27		123
15.55	3.77	102,673	1.00		1.40	1.15		202
18.51	27.62	152,692	1.00		2.80	1.44		166
19.86	25.55	159,422	1.00		2.05	1.45		179
21.22	33.22	176,072	1.17		2.83	1.50		82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value, end of period
Small Cap Growth Fund
Class A
Year Ended August 31, 2008	$10.63	$(0.10	)(f)	$(2.96)	$(3.06)	$(1.07)	$6.50
Year Ended August 31, 2007	10.02	(0.16)		1.65	1.49	(0.88)	10.63
Year Ended August 31, 2006	9.88	(0.13	)(f)	0.42	0.29	(0.15)	10.02
Year Ended August 31, 2005	8.66	(0.13	)(f)	1.66	1.53	(0.31)	9.88
June 4, 2004 (e) through August 31, 2004	10.12	(0.03)		(1.43)	(1.46)	—	8.66

Institutional Class
Year Ended August 31, 2008	10.77	(0.08	)(f)	(3.00)	(3.08)	(1.07)	6.62
Year Ended August 31, 2007	10.11	(0.12)		1.66	1.54	(0.88)	10.77
Year Ended August 31, 2006	9.92	(0.09	)(f)	0.43	0.34	(0.15)	10.11
Year Ended August 31, 2005	8.67	(0.08	)(f)	1.64	1.56	(0.31)	9.92
Year Ended August 31, 2004	9.37	(0.08)		(0.51)	(0.59)	(0.11)	8.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from an investment transaction error. The effect is less than 0.01% of total return

(h)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. This reimbursement had no effect on total return.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

32   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(31.67)%		$145	1.60%	(1.24)%	1.76%		148%
15.16	(g)	222	1.60	(1.39)	1.67		104
2.92	(h)	274	1.60	(1.28)	1.64		97
17.62		53	1.60	(1.33)	8.33		80
(14.43)		9	1.60	(1.27)	142.07	(i)	58

(31.43)		29,050	1.20	(0.87)	1.34		148
15.54	(g)	256,643	1.20	(0.99)	1.27		104
3.42	(h)	293,078	1.20	(0.89)	1.24		97
17.95		288,097	1.20	(0.84)	1.29		80
(6.42)		179,317	1.20	(0.98)	1.38		58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

34   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Behavioral Growth Fund
Level 1	$94,307	$—
Level 2	—	—
Level 3	—	—
Total	$94,307	$—
Behavioral Value Fund
Level 1	$81,548	$—
Level 2	—	—
Level 3	—	—
Total	$81,548	$—
Realty Income Fund
Level 1	$112,741	$—
Level 2	—	—
Level 3	—	—
Total	$112,741	$—
Small Cap Growth Fund
Level 1	$35,924	$—
Level 2	615	—
Level 3	—	—
Total	$36,539	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (continued)

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$(1,287)	$1,287	$—
Behavioral Value Fund	(260)	260	— (a)
Realty Income Fund	(344)	472	(128)
Small Cap Growth Fund	(1,213)	1,273	(60)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions from investments in real estate investment trusts, net operating losses (Behavioral Growth and Small Cap Growth), Tax Return of Capital (Realty Income Fund), distribution reclass (Realty Income Fund), and Passive Foreign Investment Company gains and losses (Small Cap Growth Fund).

H. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires

36   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75
Small Cap Growth Fund	0.65	*

*  Prior to August 1, 2008, the Investment Advisory fee was 0.95%.

Sub-advisory agreements exist between the Advisor and the following sub-advisors:

Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.

Effective July 31, 2008, Mazama Capital Management, Inc. (“Mazama”) no longer serves as the sub-advisor to the Small Cap Growth Fund. The Advisor will retain all fees previously payable to Mazama under the Sub-advisory agreement with Mazama and has assumed day-to-day management of the Small Cap Growth Fund’s portfolio.

Each sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended August 31, 2008 were as follows (amounts in thousands):

Behavioral Growth Fund	$3
Behavioral Value Fund	2
Realty Income Fund	4
Small Cap Growth Fund	5

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (continued)

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$2		$1
Behavioral Value Fund	2		12
Realty Income Fund	2		4
Small Cap Growth Fund	—	(a)	—

(a) Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10
Small Cap Growth Fund	0.25	n/a	n/a	n/a	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R5		Institutional Class		Investor Class
Behavioral Growth Fund	1.65%		2.15%	2.15%	n/a		1.30%		1.65%
Behavioral Value Fund	1.60		2.10	2.10	n/a		1.40		n/a
Realty Income Fund	1.40		1.90	1.90	0.90	%*	0.93	*	n/a
Small Cap Growth Fund	1.50	**	n/a	n/a	n/a		1.00	**	n/a

*	Prior to February 11, 2008, the contractual expense limitation was 0.95% and 1.00% for Class R5 and Institutional Class, respectively.

**	Prior to August 1, 2008, the contractual expense limitation was 1.60% and 1.20% for Class A and Institutional Class, respectively.

The contractual expense limitation agreements were in effect for the year ended August 31, 2008. The expense limitation percentages in the table above are in place until at least December 31, 2008 except for Class R5 and Institutional Class of the Realty Income Fund. The expense limitation percentages in the table above for the Class R5 and Institutional Class of the Realty Income Fund are in place until at least February 10, 2009.

38   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

For the year ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$—	$66	$114	$180
Behavioral Value Fund	133	16	104	253
Realty Income Fund	234	54	37	325
Small Cap Growth Fund	124	31	53	208

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2008, the Behavioral Value Fund and Small Cap Growth Fund incurred approximately $500 and $111,000 respectively in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

During the year ended August 31, 2007, Mazama, former sub-advisor to the Small Cap Growth Fund, purchased a security which did not comply with the Fund’s investment policies. As a result of the sale of this security, the Fund realized a gain of approximately $16,000.

4. Investment Transactions

During the year ended August 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$157,236	$179,241
Behavioral Value Fund	66,467	132,947
Realty Income Fund	135,672	130,244
Small Cap Growth Fund	215,768	377,037

During the year ended August 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$79,611	$17,257	$2,561	$14,696
Behavioral Value Fund	87,175	9,937	15,564	(5,627)
Realty Income Fund	111,460	8,736	7,455	1,281
Small Cap Growth Fund	43,183	(2,977)	3,667	(6,644)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—	$—
Behavioral Value Fund	—	10,207	—	10,207
Realty Income Fund	8,447	17,931	353	26,731
Small Cap Growth Fund	1,484	23,249	—	24,733

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	173	9,326	9,499
Realty Income Fund	18,348	16,027	34,375
Small Cap Growth Fund	14,315	9,060	23,375

At August 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$(20,238)	$14,696
Behavioral Value Fund	—	(4,211)	(5,627)
Realty Income Fund	—	—	1,276
Small Cap Growth Fund	—	(3,205)	(6,644)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

As of August 31, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires 2010	Expires 2016	Total
Behavioral Growth Fund	$20,238	$—	$20,238
Behavioral Value Fund	—	4,211	4,211
Small Cap Growth Fund	—	3,205	3,205

During the year ended August 31, 2008, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Behavioral Growth Fund	$3,215

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2008, the Funds deferred to September 1, 2008 post October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses	PFIC Losses
Behavioral Value Fund	$5,678	$—	$—
Realty Income Fund	5,135	1	87
Small Cap Growth Fund	23,395	—	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

40   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008. Average borrowings from the Facility for the year ended August 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Realty Income Fund	$1,262	4	1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Realty Income Fund invests primarily in shares of REITs. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. Transfers-In-Kind

On October 12, 2006, certain shareholders of the Behavioral Value Fund redeemed shares and the Behavioral Value Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Behavioral Value Fund’s portfolio securities. Cash and portfolio securities were transferred at a market value of approximately $52,556,000 which was 24.9% of the net assets of the Behavioral Value Fund, which resulted in gains of approximately $13,000,000 for book purposes.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund and Undiscovered Managers Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund and Undiscovered Managers Small Cap Growth Fund (hereafter collectively referred to as the “Funds”) at August 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 28, 2008

42   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   43

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

44   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   45

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$1,028.90	$8.41	1.65%
Hypothetical	1,000.00	1,016.84	8.36	1.65
Class B
Actual	1,000.00	1,026.00	10.95	2.15
Hypothetical	1,000.00	1,014.33	10.89	2.15
Class C
Actual	1,000.00	1,025.60	10.95	2.15
Hypothetical	1,000.00	1,014.33	10.89	2.15
Institutional Class
Actual	1,000.00	1,030.50	6.64	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Investor Class
Actual	1,000.00	1,028.90	8.41	1.65
Hypothetical	1,000.00	1,016.84	8.36	1.65

46   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$1,012.10	$8.09	1.60%
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class B
Actual	1,000.00	1,009.80	10.61	2.10
Hypothetical	1,000.00	1,014.58	10.63	2.10
Class C
Actual	1,000.00	1,009.80	10.61	2.10
Hypothetical	1,000.00	1,014.58	10.63	2.10
Institutional Class
Actual	1,000.00	1,012.90	7.08	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40

Realty Income Fund
Class A
Actual	1,000.00	1,042.50	7.19	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class B
Actual	1,000.00	1,040.90	9.75	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class C
Actual	1,000.00	1,041.00	9.75	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class R5**
Actual	1,000.00	1,044.70	4.63	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Institutional Class
Actual	1,000.00	1,044.50	4.78	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93

Small Cap Growth Fund
Class A
Actual	1,000.00	889.20	7.50	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58
Institutional Class
Actual	1,000.00	891.00	5.61	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   47

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2008:

Dividend Received Deduction
JPMorgan Realty Income Fund	0.35%
Undiscovered Managers Small Cap Growth Fund	24.02

Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Undiscovered Managers Small Cap Growth Fund	$336,433

Funds with Short Term Capital Gain Designation

For the fiscal year ended August 31, 2008, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain:

Qualified Short-Term Gain
JPMorgan Realty Income Fund	$5,874,763
Undiscovered Managers Small Cap Growth Fund	1,483,961

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended August 31, 2008:

Long-Term Capital Gain Distribution
Undiscovered Managers Behavioral Value Fund	$10,193,318
JPMorgan Realty Income Fund	17,930,920
Undiscovered Managers Small Cap Growth Fund	23,249,643

48   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Undiscovered Managers Behavioral Growth, Undiscovered Managers Behavioral Value, JPMorgan Realty Income Fund and Undiscovered Managers Small Cap Growth Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the “1940 Act”) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund and Realty Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

50   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2008

The Trustees noted the Undiscovered Managers Behavioral Growth Fund’s performance was in the first and second quintiles for Class A shares for the one year and three year periods and in the first, second and first quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested the Fund’s Adviser to review the Fund with the members of the equity investment sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Undiscovered Managers Behavioral Value Fund’s performance was in the fifth and fourth quintiles for Class A shares for the one and three year periods and in the fifth, fourth and second quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Realty Income Fund’s performance was in the second and first quintiles for Class A shares for the one and three year periods and in the second, first and second quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Undiscovered Managers Small Cap Growth Fund’s performance was in the fifth quintile for Class A shares for the one and three year periods and in the fifth, fifth and fourth quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested the Fund’s Adviser to review the Fund with the members of the equity investment sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Institutional Class shares was in the fourth quintile and the actual total expenses for the Class A shares for the Institutional Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Institutional Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the second quintile and the actual total expenses for the Class A shares were in the third quintile and for the Institutional Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Undiscovered Managers Small Cap Growth Fund’s net advisory fee was in the fourth quintile and for the Class A shares and for the Institutional Class shares and the actual total expenses for the Class A shares were in the fourth quintile and for the Institutional Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

AUGUST 31, 2008        UNDISCOVERED MANAGERS FUNDS   51

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	AN-UM-808

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 - $173,600

2007 – $182,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2007 –  $15,213,000

2006 –  $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2008 – $31,940

2007 – $31,980

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 100.0%*

*The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0.0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9  million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

By:

/s/____________________________

Patricia A. Maleski

Principal Financial Officer

November 5, 2008